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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the reference to our Firm under the caption "Experts" and to the use of our report on the financial statements of Tritheim Technologies, Inc. dated November 6, 1998, included in Post-Effective Amendment No. 1 to the Form S-1 Registration Statement on Form S-3 and the related Prospectus of PubliCARD, Inc. dated August 16, 1999.


                                       /s/ ARTHUR ANDERSEN LLP


Tampa, Florida
August 16, 1999